BK18-SA1 11/25

LEGG MASON PARTNERS INVESTMENT TRUST

SUPPLEMENT DATED NOVEMBER 26, 2025

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 1, 2025 OF

FRANKLIN S&P 500 INDEX FUND (the “FUND”)

The Fund is updating its diversification policy under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the revised policy, the Fund will continue to track the S&P 500® Index (the “Index”) and the Fund may be non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of its Index.

Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status under such circumstances.

I.	The following is added to the “Investment Policies—Diversification” section of the Fund’s Statement of Additional Information:

The Fund intends to be diversified in approximately the same proportion as the Index is diversified. The Fund may become non-diversified, as defined in the 1940 Act, solely as a result of a change in the relative market capitalization or index weighting of one or more constituents of the Index. Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Index.

Please keep this supplement with your Statement of Additional Information for future reference.